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                                                                   EXHIBIT 10.5

                 AGREEMENT FOR EXTENSION AND AMENDMENT OF LOAN
                     AGREEMENT, PROMISSORY NOTE AND WARRANT

         This Agreement for Extension and Amendment of Loan Agreement, Promissory Note and Warrant is made on November 2, 1998, to be effective as of October 16, 1998, by and among Flotek Industries, Inc., an Alberta corporation ("Borrower"), Petrovalve International, Inc., an Alberta corporation, Petrovalve, Inc., a Delaware corporation, Turbeco, Inc., a Texas corporation, and USA Petrovalve, Inc., a Texas corporation (each a "Guarantor"), and TOSI,
L. P., a Texas limited partnership ("Lender").

         WHEREAS, under and by virtue of that certain Promissory Note dated October 16, 1997, in the principal amount of SEVEN HUNDRED FIFTY THOUSAND AND NO/100 UNITED STATES DOLLARS (US$750,000.00) (the "Note") and that certain Convertible Loan Agreement dated as of October 16, 1997 between Borrower and Lender (the "Loan Agreement"), Borrower is indebted to Lender in the principal amount of the Note and accrued but unpaid interest thereon, as well as for certain other amounts as specified in the Loan Agreement, including without limitation the amounts specified in Section 4.05 thereof;

         WHEREAS, the Note matured on October 16, 1998; and

         WHEREAS, Borrower has requested that Lender extend the maturity date of the Note and Lender is willing to do so on the terms and conditions set forth herein.

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which the parties hereby acknowledge, the parties hereby agree as follows:

         1. The maturity date of the Note hereby is extended to January 14, 1999, on which date the Note shall be due and payable in full.

         2. Borrower acknowledges and agrees that, as of the effective date hereof, the principal sum of US$750,000.00 and accrued but unpaid interest on the Note of US$3,333.33 (the "Accrued Interest"), as well as certain other amounts as specified in the Loan Agreement, including without limitation the amounts specified in Section 4.05 thereof, are due and owing on the Note, and that there are no offsets or defenses to the Indebtedness, or any part thereof, or any claim or counterclaim against Lender arising therefrom.

         3. Simultaneously with the execution and delivery of this Agreement, Borrower shall pay to Lender in cash (a) all Accrued Interest and (b) $6,859.35 towards the payment of the Lender Expenses.

         4. From and after the effective date hereof, interest under the Note shall be due and payable monthly in arrears on the first day of each calendar month.


Agreement for Extension and Amendment of Loan Agreement, Promissory Note and Warrant As of October 16, 1998 - Page 1 of 6


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         5. Borrower agrees that the liens evidenced by the Security
Instruments, as well as each and every right, title, claim, equity, lien and security interest securing payment of the Indebtedness, are hereby renewed, extended and continued in full force and effect to secure payment of the Indebtedness (including without limitation the Indebtedness evidenced by the Note as amended and extended hereby). All liens and security interests held by Lender (including without limitation under any of the Security Instruments) shall remain first and prior liens and security interests securing payment of the Indebtedness.

         6. The Guarantors heretofore have guaranteed payment of the Indebtedness (as such term is defined in the applicable Guaranty) and, by its execution and delivery hereof, each of the Guarantors consents unconditionally and irrevocably to the terms and conditions of this Agreement. Each Guarantor further acknowledges and agrees that there are no existing claims, defenses, counterclaims or rights of setoff whatsoever with respect to its Guaranty.

         7. Each of Borrower and each Guarantor hereby reaffirms to Lender each and every representation and warranty made by it in (as applicable) the Loan Agreement, each Security Instrument, each Guaranty and each other document contemplated thereby, with the same force and effect as if each such representation and warranty were separately stated herein and made as of the date hereof.

         8. Each of Borrower and each Guarantor, on its own behalf and on behalf of its affiliates, successors and assigns (each a "Releasing Party"), hereby unconditionally, finally and forever releases, compromises and discharges, to the fullest extent allowed by law, Lender and its partners and each of their respective partners, directors, officers, employees, members, trustees, beneficiaries, affiliates, agents and representatives (each a "Released Party") from and against any and all liabilities, obligations, claims, causes of action, debts, damages (including, without limitation, special, incidental, indirect or consequential damages, damages for loss of business profits, business interruption and loss of business information), losses, penalties, fines, disputes, agreements, understandings, costs and expenses (including, without limitation, attorneys' fees, court costs and costs of investigation) of each and every kind whatsoever, whether absolute or contingent, known or unknown, at any time on or prior to the date hereof, directly or indirectly arising from, based upon, relating to or in connection with the Loan Agreement, the Note, the Indebtedness, the Guaranties or the Security Instruments or any transaction contemplated by any of them, including without limitation any claim of breach of fiduciary duty, breach of any duty of fair dealing, breach of funding commitment, breach of confidence, undue influence, duress, economic coercion, conflict of interest, negligence, bad faith, malpractice, usury, violations of the Racketeer Influenced and Corrupt Organizations Act, intentional or negligent infliction of mental or emotional duress or distress, tortious interference with contractual relations, breach of contract, deceptive trade practice, slander, libel or conspiracy (each a "Claim"). Each of Borrower and each Guarantor hereby (a) acknowledges and agrees that the release set forth in the immediately-preceding sentence is supported by sufficient and adequate consideration received by it under this Agreement, (b) represents and warrants, jointly and severally, to each Released Party that neither


Agreement for Extension and Amendment of Loan Agreement, Promissory Note and Warrant As of October 16, 1998 - Page 2 of 6

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it nor any other Releasing Party has assigned or transferred, in whole or in part, any Claim to any Person and (c) agrees unconditionally to indemnify, defend and hold harmless in full each Released Party from and against any and all Claims.

         9. Subject to the provisions of Section 10 below, (a) each and every reference in the Warrant to "October 16, 1998" is hereby amended to read "October 16, 1999" and (b) Section 1 of Schedule 2.04 of the Loan Agreement hereby is amended by deleting the words "the maturity date of the Note" and adding in their place the words "the date that the original principal amount of the Note is paid in full."

         10. Notwithstanding anything in this Agreement to the contrary, the parties understand that the amendment to and extension of the Warrant effected by Section 9(a) above (the "Warrant Amendment"), and the amendment and extension of the period within which Lender may convert the principal amount of the Loan into common shares of Borrower effected by Section 9(b) above (the "Loan Conversion Extension"), are subject to the approval of the Vancouver Stock Exchange ("VSE Approval"), and that VSE Approval has not yet been obtained. In light of the above, Borrower and Lender understand and agree that neither the Warrant Amendment nor the Loan Conversion Extension shall be of any force or effect unless and until VSE Approval has been obtained.

         11. Each of the following shall constitute an Event of Default under
Section 6.01(c) of the Loan Agreement:

         (a) Borrower's failure to obtain unqualified VSE Approval on or before December 2, 1998;

         (b) The failure by Borrower or by any Guarantor timely to comply with each of its covenants set forth in this Agreement; and

         (c) The breach by Borrower or by any Guarantor of any of its representations or warranties set forth in this Agreement.

         12. Each of Borrower and each Guarantor agrees upon request to execute and deliver to Lender any and all such additional documents and instruments as Lender may deem necessary or appropriate to carry out the purposes and intent of this Agreement.

         13. Each of Borrower and each Guarantor acknowledges and agrees that each and every term and condition of this Agreement is independently material to, and is being relied upon by, Lender, and that Lender would not agree to enter into this Agreement, to amend and extend the maturity date of the Note or otherwise to carry out the transactions contemplated by this Agreement but for each and every such term and condition.


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Warrant As of October 16, 1998 - Page 3 of 6

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         14. Each of Borrower and each Guarantor represents and warrants to
Lender that (a) the natural person executing and delivering this Agreement on its behalf has been duly authorized and empowered by all necessary corporate action to execute and deliver this Agreement on behalf of such corporation, (b) this Agreement is a valid and binding obligation of such corporation enforceable against such corporation in accordance with its terms and (c) the execution and delivery of this Agreement does not, and the performance of this Agreement will not, (i) violate or be inconsistent with such corporation's charter documents, (ii) violate any Governmental Requirement or the rules or regulations of any self-regulatory organization (including without limitation, but subject to Section 10 above, the Vancouver Stock Exchange) to which such corporation is subject or (iii) violate or constitute a default (or an event that, with notice or lapse of time or both, would constitute such a default) under any contract or agreement to which such corporation is a party or by which such corporation or any of its assets is or may be bound or affected.

         15. All capitalized undefined terms used herein shall have the meanings respectively ascribed to them in the Loan Agreement.

         16. Borrower agrees (a) to pay in cash on demand all out-of-pocket expenses incurred by Lender in connection with this Agreement and the transactions contemplated hereby including, without limitation, attorneys' fees and costs and expenses relating to the preparation and filing of an amendment to Lender's Schedule 13D on file with the Securities and Exchange Commission and (b) that all amounts due and payable to Lender pursuant to clause (a) above shall constitute "Indebtedness" within the meaning of the Loan Agreement, the Security Instruments and the Guaranties.

         17. Promptly upon Lender's request, Borrower shall obtain the countersignature to this Agreement, or such other form of acknowledgment or consent satisfactory to Borrower, of Pacific Corporate Trust Company.

         18. As amended by this Agreement, the Loan Agreement, the Note and the Warrant, and all other documents relating to the Indebtedness (including without limitation the Loan Agreement, the Security Instruments and the Guaranties), are and shall remain in full force and effect.

         19. THIS AGREEMENT AND ALL OTHER DOCUMENTS RELATING TO THE INDEBTEDNESS (INCLUDING WITHOUT LIMITATION THE LOAN AGREEMENT, THE NOTE, THE SECURITY INSTRUMENTS AND THE GUARANTIES, IN EACH CASE, TO THE EXTENT APPLICABLE, AS AMENDED BY THIS AGREEMENT) REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENT AMONG THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES RELATING TO THE INDEBTEDNESS.


Agreement for Extension and Amendment of Loan Agreement, Promissory Note and Warrant As of October 16, 1998 - Page 4 of 6

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         IN WITNESS WHEREOF, the parties hereto have entered into this
Agreement for Extension and Amendment of Loan Agreement, Promissory Note and Warrant on November 2, 1998, to be effective as of October 16, 1998.

LENDER:                                    BORROWER:

TOSI, L. P., a Texas limited partnership   FLOTEK INDUSTRIES, INC.,
                                           an Alberta corporation

By: Pitman Property Corp.,
     a Texas corporation,
     General Partner

                                           By: /s/ Jerry Dumas
                                              --------------------------------
                                              Jerry Dumas, President and Chief
                                               Executive Officer

By: /s/ J. W. Beavers, Jr.
   -----------------------------
   J. W. Beavers, Jr., President

                                           GUARANTORS:

                                           PETROVALVE INTERNATIONAL, INC.,
                                           an Alberta corporation



                                           By: /s/ Jerry Dumas
                                              --------------------------------
                                              Jerry Dumas, President and Chief
                                               Executive Officer


                                           PETROVALVE, INC.,
                                           a Delaware corporation



                                           By:   /s/ Jerry Dumas
                                              --------------------------------
                                              Jerry Dumas, President and Chief
                                               Executive Officer

                                           (GUARANTORS continued on next page)

Agreement for Extension and Amendment of Loan Agreement, Promissory Note and Warrant As of October 16, 1998 - Page 5 of 6

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                                 GUARANTORS (continued):

                                 TURBECO, INC., a Texas corporation



                                 By: /s/ Jerry Dumas
                                    --------------------------------------
                                    Jerry Dumas, President and Chief
                                     Executive Officer


                                 USA PETROVALVE, INC.,
                                 a Texas corporation



                                 By: /s/ Jerry Dumas
                                    -------------------------------------------
                                    Jerry Dumas, President and Chief
                                      Executive Officer


Agreement for Extension and Amendment of Loan Agreement, Promissory Note and Warrant As of October 16, 1998 - Page 6 of 6